Virtus Alternatives Diversifier Fund,

a series of Virtus Opportunities Trust

Supplement dated June 23, 2009 to the

Virtus Alternative Funds Prospectus dated January 31, 2009,

as supplemented March 6, 2009

IMPORTANT NOTICE TO INVESTORS

The disclosure under the heading “Portfolio Management” on page 9 of the fund’s current prospectus is hereby replaced in its entirety with the following:

PORTFOLIO MANAGEMENT

The following individuals are members of the team of investment professionals responsible for the day-to-day management of the fund’s portfolio.

Carlton Neel. Mr. Neel has served as a member of the portfolio management team for the fund since June 2008. Mr. Neel is a Senior Vice President of VIA and Zweig Advisers, LLC (“Zweig”). He also serves as portfolio manager of the Virtus Balanced Fund (equity portion), Virtus Growth & Income Fund and Virtus Tactical Allocation Fund (equity portion), as well as The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by Zweig. For the period from July 2002 until returning to Zweig in April 2003, Mr. Neel was a managing director and principal of Shelter Rock Capital Partners, L.P., a market neutral hedge fund. While previously employed by Zweig from 1995 until July 2002, Mr. Neel served as senior portfolio manager for a number of the former Phoenix-Zweig mutual funds.

David Dickerson. Mr. Dickerson has served as a member of the portfolio management team for the fund since June 2008. Mr. Dickerson is a Senior Vice President of VIA and Zweig. He also serves as portfolio manager of the Virtus Balanced Fund (equity portion), Virtus Growth & Income Fund and Virtus Tactical Allocation Fund (equity portion), as well as The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by Zweig. For the period from July 2002 until returning to Zweig in April 2003, Mr. Dickerson was a managing director and principal of Shelter Rock Capital Partners, L.P., a market neutral hedge fund. While previously employed by Zweig from 1993 until July 2002, Mr. Dickerson served as senior portfolio manager for a number of the former Phoenix-Zweig mutual funds.

Please refer to the Statement of Additional Information for additional information about the fund’s portfolio managers, including the structure of and method of computing compensation, other accounts managed and ownership of shares of the funds.

Investors should retain this supplement with the Prospectus for future reference.

8021/ADF PMs (6/09)